UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2022

CURE PHARMACEUTICAL HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-204857	37-1765151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1620 Beacon Place

Oxnard, California 93033

(Address of principal executive offices) (Zip Code)

(805) 824-0410

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

As previously reported, on October 30, 2020, CURE Pharmaceutical Holding Corp. (the “Company”) entered into a Securities Purchase Agreement, by and between the Company and an institutional investor (the “Investor”), pursuant to which, among other things, the Company sold, and the Investor, in its capacity as a buyer thereunder, purchased, among other things, a Series B Senior Secured Convertible Note, dated October 30, 2020, with an initial aggregate principal amount of $6,900,000 (the “Series B Note”). The maturity date of the Series B Note was October 30, 2021 (the “Maturity Date”), and the Company failed to repay the Series B Note when due. On November 3, 2021 the Company received an Event of Default Redemption Notice from the Investor citing non-payment of the maturity amount, and requesting payment of a default amount, including penalties (the “Event of Default Redemption Notice”).

On January 5, 2022, the Company entered into a Forbearance Agreement (the “Forbearance Agreement”) with the Investor pursuant to which the Investor has agreed not to exercise, with certain exclusions, any of its judicial or administrative enforcement actions to obtain cash or other assets (excluding Common Stock or other assets issuable upon conversion or exchange of the Series B Note in accordance with the terms thereof) from the Company on account of any payment obligations of the Company under the Series B Note or the Event of Default Redemption Notice that exist as of the date of the Forbearance Agreement or that may arise from the date of this Agreement through February 15, 2022.

The above description of the Forbearance Agreement is qualified in its entirety by reference to the Forbearance Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Forbearance Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURE PHARMACEUTICAL HOLDING CORP.

Dated: January 5, 2022	By:	/s/ Robert Davidson
Robert Davidson
Chief Executive Officer

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